Exhibit 10.3

DDC ENTERPRISE LIMITED

(incorporated in the Cayman Islands)

（组建于开曼群岛）

SHARE OPTION PLAN

股票期权计划

1.	DEFINITIONS 定义

1.1	In this Plan, the following words and expressions shall have the following meanings unless the context otherwise requires:-

除非上下文另有要求，本计划中，以下词语和表述具有下列含义：-

“Board”	the board of directors of the Company from time to time;
“董事会”	公司不时的董事会；
“Company”	DDC Enterprise Limited, a company incorporated under the laws of the Cayman Islands;
“公司”	DDC Enterprise Limited，一家根据开曼群岛法律组建的公司；
“Exercise Event”	any public offering or other form of listing of all or any of the Shares on any public share or stock market or exchange or any placement or private sale of 50% or more of the Shares in one or series of connected or related transactions;
“行使事件”	所有或任何股票在任何公开股票或证券市场或交易所任何公开发售或其他形式上市、或在一项或一系列关连或相关交易中配售或内部认购50%或以上股票；
“Exercise Price”	the price at which the Participant may exercise his/her Options as specified in the Schedule;
“行使价”	参与人可行使其期权的价格（见附表）；
“Group”	any of the Company and its subsidiaries;
“集团”	公司及其子公司；
“Options”	share options under this Plan;
“期权”	本计划项下的股票期权；
“Participants”	each of those directors and employees of the Group approved by the Board to participate in this Plan as set out in their respective Schedules;
“参与人”	董事会批准可参与本计划的集团每一董事和员工（见其各自附表所列）；
“Participant’s Options”	the Options granted to the Participant as detailed in their Schedule;
“参与人期权”	授予参与人的期权（见其附表）；
“Participant’s Shares”	the Shares issued to a Participant pursuant to Clause 5.5;
“参与人股票”	根据第5.5条向参与人发行的股票；

“Plan”	this Share Option Plan in its present or any amended form;
“计划”	本股票期权计划（包括其当前或任何修订形式）；
“Relevant Date”	the date the Participant commences participation in this Plan which indicates the commencement date for vesting calculation of this Plan for such Participant as is referred to in their Schedule;
“相关日”	参与人开始参与本计划的日期，为该等参与人开始计算本计划既得权益之日（见其附表）；
“Schedule”	each approved Participant shall have a Schedule with the particulars and conditions for such Participant’s Options;
“附表”	每一经批准参与人应有一份列出该等参与人期权的详情和条件的附表
“Shares”	the ordinary shares in the capital of the Company from time to time;
“股票”	公司股本中不时的普通股；
“Shareholders’ Agreement”	a Shareholders’ Agreement dated 21 November 2017 entered into by, amongst others, (1) Norma Chu Ka Yin, (2) Voodoo Enterprise Limited and, (3) the Company, as amended, supplemented, superseded or restated from time to time;
“股东协议”	(1) Norma Chu Ka Yin、(2) Voodoo Enterprise Limited、(3)公司及其他签订方于2017年11月27日签署的股东协议，包括不时的修订、补充、替换或重述；
“Special Conditions”	the conditions to the Participant’s Options as specified in the Schedule; and
“特别条件”	参与人期权的条件（见附表所列）；及

1.2	In this Plan, unless the context requires otherwise, words express in the singular shall include the plural and vice versa and words importing a gender shall include every gender.

除非上下文另有要求，本计划中，以单数形式表述的词语应包括复数形式，反之亦然，以某一性别表述的词语应包括每一性别。

2.	BACKGROUND 背景

2.1	The purpose of this Plan is for the Company to provide the Group with a flexible means of giving incentive, rewarding or providing benefits to Participants for their contribution to the Group.
本计划的目的是，公司向集团提供一种因参与人为集团所做贡献而给予参与人激励、奖励或提供福利的灵活方式。

2.2	The Participants are chosen at the Board’s discretion to participate in this Plan. 参与人是经由董事会酌情选择后参与本计划。

2.3	The Plan has been created for Participants to be awarded certain Options which are subject to the terms hereof. 计划旨在给予参与人某些期权，该等期权受限于本计划条款。

2.4	The total number of Shares which may be issued upon exercise of all Options to be granted to all Participants under this Plan and any other employee share option plan shall not in aggregate exceed 5,789 Shares.
在本计划和任何其他员工股票期权计划项下将授予所有参与人的所有期权行使时而可能发行的股票总数累计不得超出5,789股。

2.5	This Plan shall be subject to the administration of the Board whose decision shall be final and binding on the Participants. 本计划应由董事会管理，董事会决定应为最终决定，并对参与人有约束力。

2.6	Any dispute arising in connection with this Plan or the Schedule (whether as to the number of Shares the subject of the Option, vesting, the Exercise Price or otherwise) shall be referred to the Board whose decision shall be final and binding.
与本计划或附表有关（无论有关受限于期权的股票数量、既得、行使价或其他）所产生的任何争议应被提交至董事会解决，董事会决定应为最终决定，并有约束力。

3.	OPTIONS AND VESTING 期权和既得

3.1	The vesting of the Options under this Plan shall be contingent upon the Participant satisfying the conditions set out in this Plan and their Schedule. 本计划项下期权既得应取决于参与人满足本计划及其附表所列之条件。

3.2	In the event that the Participant does not achieve the conditions set out in this Plan and their Schedule then, unless the Company shall otherwise agree in writing, the Participant shall have no further right to the Options whatsoever and the terms of this Plan for the Participant shall forthwith lapse.
若参与人未能满足本计划及其附表所列之条件，除非公司另作书面同意，否则参与人应对期权没有进一步的权利，且本计划条款对该参与人而言应立即失效。

3.3	The Group shall owe no liability to the Participant for the lapse of any Option. 集团应不就任何期权失效而对参与人负有任何责任。

3.4	The Options shall be personal to the Participant and shall not be assignable. A Participant shall not be permitted to encumber, sell, transfer or otherwise part with all or any of the legal or beneficial ownership of the Options or Shares deriving from such Options otherwise than in accordance with the provisions of this Plan.
期权应仅适用于参与人本人並为不可转让。除根据本计划条款规定，参与人不应被允许对期权或衍生自该等期权之股票的所有或任何法定或实益拥有权产生产权负担、出售、转让或作其他划分。

4.	TERMINATION OF OPTIONS

期权终止

4.1	The Options created under this Plan shall be terminated (if they have not been exercised) on any Terminating Event as referred to in Clause 4.2 whereupon the Participant (and/or his successors in title) shall have no further rights to the Participant’s Options whatsoever other than as specified in Clause 4.2(b).
本计划项下创设之期权（若该等期权尚未被行使）应在发生任何第4.2条所述之终止事件时终止，届时除第4.2(b)条所列以外，参与人（和/或其业权继承人）应对参与人期权没有进一步的权利。

4.2	For the purposes of this Plan, a Terminating Event shall occur:- 为本计划之目的，终止事件应在以下情况下发生：

(a)	on the tenth anniversary of the Relevant Date; 相关日后满十周年；

(b)	if the Participant shall cease to be a director or employee of the Group (as the case may be) for whatsoever reason prior to the occurrence of an Exercise Event (whereupon the terms of Clause 7 shall apply);
若在行使事件发生前参与人因任何原因停止成为集团的董事或员工（视情况而定）（届时第7条规定应适用）；

(c)	in respect of vested Options if no Exercise Notice (as defined in Clause 5.2) is issued within the time stipulated in Clause 5.2; 就已既得的期权而言，若在第5.2条规定之时间内未发出行使通知（定义见第5.2条）；

(d)	if the Participant shall become bankrupt; 若参与人破产；

(e)	the day the shareholders of the Company resolve and approve to voluntarily wind up the Company; or 公司股东决议并批准公司自动清盘之日；或

(f)	if there has been a breach of the terms of this Plan by the Participant which breach is either irremediable or, if remediable, the relevant Participant shall have failed to remedy the same within fourteen days of being required by written notice from the Board.
若参与人违反本计划条款，且该等违反是不可补救的，或若该等违反是可补救的，相关参与人未能在董事会书面通知要求后十四天内补救该等违反。

4.3	The terms of this Clause 4 shall apply to vested Options which have not been exercised pursuant to Clause 5 and unvested Options. 本第4条规定应适用于未根据第5条行使的已既得的期权和未被既得的期权。

4.4	The Group shall owe no liability to the Participant for the termination of any Options other than as provided in Clause 7.2. 除第7.2条规定外，集团应不就任何期权终止而对参与人负有任何责任。

5.	EXERCISE OF OPTIONS

行使期权

5.1	On the vesting of any Participant’s Options, it may only be exercised and converted into Shares in accordance with the provisions of Clause 5.2. 在既得任何参与人的期权时，该既得只可根据第5.2条规定行使並转换为股票。

5.2	The Options may only be exercised when both of following conditions have been satisfied: 只有当以下两项条件均被满足时，期权方可被行使：

(a)	there is an Exercise Event; and 发生行使事件；及

(b)	in the event that the Participant is a PRC resident, the Participant has completed all the applicable filings and registrations with competent government authority in relation to the exercise of the Options.
若参与人为中国公民，该参与人已就其期权的行使向主管政府机构完成所有相关备案和登记。

For Options which will have been vested to the Participant at the date of the Exercise Event, either the Participant or the Company shall have the right, upon written notice (the “Exercise Notice”) to the other within 1 year of being aware of the date that there shall be an Exercise Event to require all (and not part only) of the vested (and to be vested at the date of the Exercise Event) Options to be exercised and to be included and be part of such Exercise Event and the Participant shall be entitled to receive the same benefits and bound by the same obligations in respect of each such Share derived from such Options as all other holders of Shares that are parties to such Exercise Event shall receive or be bound in respect of each of their Shares included within the Exercise Event.
对于将在行使事件之日既得参与人的期权，参与人或公司应有权在其洞悉发生行使事件之日起1年内向另一方发出书面通知（“行使通知”）后要求所有（而非仅部分）已既得（以及将在行使事件之日既得）的期权並行使、被包括在该等行使事件中及作为该等行使事件的一部分。因所有其他同时为该行使事件的当事方的股票持有人应对于其每一包括在行使事件中的股票有权获得利益或承担义务，参与人应对于其衍生自该等期权的每一该等股票有权获得相同的利益及承担相同的义务。

5.3	If the Exercise Notice is issued by the Participant, the date of receipt of the Exercise Notice by the Board or, if issued by the Company, the date of issue of the Exercise Notice by the Board shall for all purposes be taken to be the exercise date of these Participant’s Options.
若参与人发出行使通知，则董事会收到该行使通知之日，或若公司发出行使通知，则董事会发出该行使通知之日，应在所有情况下被作为该等参与人期权的行使日。

5.4	As Clause 5.2 requires an exercise of all and not part only of the Options which shall be vested at the date of the Exercise Event, if an Exercise Notice is issued by the Participant in respect of only part of the vested (and to be vested at the date of the Exercise Event) Options, then there shall be deemed to be no Exercise Notice issued in respect of all the Participant’s vested (and to be vested) Options.
因第5.2条要求全部而非仅部分的期权的行使，而该期权应在行使事件之日既得，若参与人仅就部分已既得（以及将在行使事件之日既得）的期权发出行使通知，参与人则应被视为未有就其所有已既得的（以及将既得）的期权发出行使通知。

5.5	Following receipt or issuance by the Company of a valid Exercise Notice, payment and subject to Clause 6.2, the Company shall at such time as it may determine issue definitive share certificates for the Options exercised.
在公司收到或发出有效行使通知及付款后，並受限于第6.2条，公司应在其自行决定的时间就已行使的期权发行正式股票证书。

6.	TERMS OF PARTICIPANT’S SHARES

参与人股票条款

6.1	On the issuance of the Participant’s Shares under Clause 5.5, such Shares shall rank pari passu with all other Shares. 若根据第5.5条发行参与人股票，该等股票应与所有其他股票享有同等权益。

6.2	The Participant shall, if required by the Board, be required to enter into the Shareholders Agreement or a supplemental agreement, deed of adherence or acknowledgement under seal covenanting and agreeing to be bound by the terms of the Shareholders Agreement as a condition to the issuance of Shares to the Participant.
作为向参与人发行股票的一项条件，若董事会要求，参与人应签订股东协议或补充协议、信守契约或加盖公章的确认函，承诺和同意受股东协议的条款约束。

7.	TERMINATION OF APPOINTMENT OR EMPLOYMENT

任命或雇佣关系终止

7.1	Once a Participant’s appointment or employment with the Group is terminated, all Options which have not vested shall lapse. 一旦参与人与集团的任命或雇佣关系终止，则所有未既得的期权应失效。

7.2	In respect of any Options that shall have vested to the Participant at the date of termination of the Participant’s appointment or employment with the Group (as the case may be) prior to the Exercise Event:-
对于行使事件之前应在参与人与集团的任命或雇佣关系终止之日（视情况而定）已既得的任何期权：-

(a)	if (i) the Participant’s appointment or employment with the Group shall have been terminated by the Group due to any restructuring of the Group (including, but not limited to, any internal business restructuring) and (ii) there is an Exercise Event, the Participant shall continue to have the right or claim in respect of such vested Options until the end of six months after the date of the Exercise Event. Thereafter such Options shall be forthwith terminated and the Participant shall have no further right or claim in respect of such Options;
若(i)参与人与集团的任命或雇佣关系因集团的任何重组（包括但不限于任何内部业务重组）而被集团终止，及(ii)发生行使事件，参与人应继续享有对该等已既得的期权的权利或申索权，直至行使事件之日后满六个月。之后该等期权应被立即终止，且参与人不再对该等期权享有进一步权利或申索权；

(b)	if the Participant’s appointment or employment with the Group shall have been terminated by the Group for cause (including, but not limited to, due to his/her inability to fulfil his/her duty, error or carelessness at work or poor performance), such Options shall forthwith be terminated and the Participant shall have no further right or claim in respect of such Options; and
若参与人与集团的任命或雇佣关系因故（包括但不限于因参与人无力履行其职责、工作错误或疏忽或表现不佳）而被集团终止，则该等期权应被立即终止，且参与人不再对该等期权享有进一步权利或申索权；及

(c)	in all other cases any such Options shall forthwith be terminated and the Participant shall have no further right or claim in respect of the same. 在所有其他情况下，任何该等期权应被立即终止，且参与人不再对该等期权享有进一步权利或申索权。

7.3	For the purposes of Clause 7.2, the Participant’s appointment or employment shall be deemed to have been terminated for cause if the Company shall inform the Participant that the Participant’s appointment or employment has been terminated for reasons entitling it to summarily dismiss the Participant at law from his appointment or employment with the Group.
为第7.2条之目的，若公司告知参与人因按法律公司有权即时解雇参与人与集团之任命或雇佣关系而终止参与人的任命或雇佣关系的原因，则参与人的任命或雇佣关系应被视为因故终止。

8.	REORGANIZATION OF CAPITAL STRUCTURE

资本结构重组

8.1	In the event of any reorganization of the capital structure of the Company whether by way of capitalization issue, subdivision, stock split, consolidation, reduction in share capital or otherwise, the Board shall consider whether corresponding alteration (if any) shall be made to the number of Options, number of Shares deriving from the Options, type of Shares and the Exercise Price. For the avoidance of doubt, issue of Shares from time to time shall not be deemed a reorganization of the capital structure.
若公司资本结构进行重组，无论通过资本化发行、分拆、拆股、合并、减少股本或其他方式进行，董事会应考虑是否应对期权数量、衍生自期权的股票数量、股票类型和行使价格做相应修改（如有）。为免疑义，不时发行股票不应被视为资本重组。

8.2	The Board’s decision as to what adjustment, if any, is to be made shall be final, binding and conclusive. 董事会有关进行任何调整的决定（如有）应为最终、有约束力及具决定性的。

9.	AGREEMENT AND AMENDMENTS

约定和修订

9.1	This Plan and the respective Schedules set out the entire agreement between the Group and the respective Participants relating to the Plan and the Participant’s Options and Participant’s Shares to the exclusion of any representations or warranties made by any parties in respect of the same.
本计划及其各自附表载明了集团与各参与人之间与计划、参与人期权和参与人股票有关的全部约定，並不包括任何方就此做出的任何陈述或保证。

9.2	No amendment or variation of this Plan shall be effective unless entered into in writing and executed by the Company and Participants representing no less than three quarters of the total number of vested Options following which it shall be binding on all Participants, provided that any Schedule for a Participant shall only relate to such Participant and be signed by such Participant and the Company.
除非以书面形式达成並由公司和代表不少于代表已既得的期权总数的四分之三的参与人签立，否则任何对本计划的任何修订或变更应不产生效力，但前提是，某一参与人的任何附表应仅与该参与人有关並由该参与人和公司签署。

9.3	The Company may by Board Resolution terminate the operation of this Plan at any time and in such event no further Options will be offered but in all other respect the provisions of this Plan shall remain in full force and effect.
公司可在任何时候通过董事会决议方式终止本计划运行，在此情况下，公司不会进一步发售任何期权，但本计划在所有其他方面的规定应继续具有十足效力及作用。

10.	NON-DISCLOSURE AND GENERAL RESTRICTIONS

不披露和一般限制条件

10.1	Without prejudice to the generality of any obligations set out in the Participant’s contract of appointment, employment or other forms of agreement and (where relevant) the Shareholders Agreement, in the event that the Participant shall cease to hold the Participant’s Options or Participant’s Shares they shall forthwith give up to the Company all documentation and paperwork relating thereto as they may have in their possession.
在不损害参与人的任命或雇佣合同或其他形式协议以及（若相关）股东协议中所列之任何义务的一般适用性的前提下，若参与人停止持有参与人期权或参与人股票，其应立即向公司交出其可能占有的与此有关的所有文件和文书。

10.2	The Participants undertake to keep the terms of this Plan including their Schedule wholly confidential. 参与人承诺对本计划（包括其附表）条款完全保密。

11.	SPECIAL CONDITIONS

特别条件

In the event that any Special Conditions shall be endorsed on any Schedule signed by the relevant Participant and the Company then such conditions shall be binding in addition to or in substitution for (as the case may be) the terms set out herein as between such parties.
若在相关参与人和公司签署的任何附表上背书任何特别条件，则该等条件应以增补或替代对本计划所列之条款的形式（视情况而定）对该等各方产生约束力

12.	NOTICE 通知

Any notice or communication shall be deemed to have been served or delivered if by hand, upon delivery, or if by post:
以下情况下，任何通知或通讯应被视为送达或交付：若通过专人递送在交付时，或若通过邮寄方式发送：

(a)	to the Company, after actual receipt by the Company at its Hong Kong address; and 致公司，则在公司在其香港地址实际收到后；及

(b)	to the Participant, 48 hours after the same was put in the post to the Participant’s last known address. 致参与人，则在被邮寄至参与人最新所知地址后48小时。

13.	GOVERNING LAW

适用法律

This Plan shall be governed by and construed in accordance with the laws of The Hong Kong Special Administrative Region of The People’s Republic of China.
本计划由中华人民共和国香港特别行政区法律管轄及解释。

SCHEDULE

附表

A.	PARTICULARS 详情

Name of Participant 参与人姓名	HKID / PRC ID No. 香港身份证/中国身份证号	Address 地址	Exercise Price per Share 每股行使价	Option for No. of Shares 期权股票数量	Relevant Date 相关日
Yu Yongkang 余勇康	362232199404170417		USD $0.10	295,738	2022年2月15日

B.	SPECIAL CONDITIONS 特别条件

Special Conditions referred to in Clause 11.
第11条所述之特别条件。

25% vesting on February 28, 2022;

25% vesting upon occurrence of Exercise Event;

6.25% vesting on the last day of every three months thereafter.
2022年2月28日既得25%

行权事件发生之日既得25%

之后每三个月的最后一日既得6.25%

This Schedule is deemed to form part of the Plan for the above named Participant.
对于上述参与人，本附表应被视为计划的一部分。

The Participant hereby confirms that the Participant has read the Plan and agrees to be bound by the terms of the Plan (including this Schedule) and (if required by the Board) the Shareholders’ Agreement including any supplement or amendment after the date hereof.
参与人在此确认，参与人已阅读计划并同意受计划（包括本附表）和（若董事会要求）股东协议（包括本附表日期后的任何补充或修订）之条款的约束。

Date: February 15, 2022
日期：2022年2月15日

Agreed and accepted by:
同意並接受：

____________________________

Yu Yongkang 余勇康

Participant
参与人

Approved by:

经批准：

____________________________

NORMA CHU KA YIN

for and on behalf of
代表

DDC Enterprise Limited